UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2005

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01          Other Events.

Launch of Consent Solicitation

On March 18, 2005, The Interpublic Group of Companies, Inc. (the “Company”) issued a press release (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that it had commenced a consent solicitation to seek certain amendments (the ”Proposed Amendments”) to (i) the Company’s senior debt indenture dated as of October 20, 2000 (as supplemented and amended, the “2000 Indenture”), and (ii) the Company’s senior debt indenture dated as of November 12, 2004 (as supplemented and amended, the “2004 Indenture” and, together with the 2000 Indenture, the “Indentures”). The Company is seeking consents to the Proposed Amendments from the holders of several series of debt securities (collectively, the “Securities”) issued under the Indentures.

The Company has previously disclosed that it will be unable to file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ending December 31, 2004 (the “2004 Annual Report”) by March 31, 2005, the latest date on which it could file the 2004 Annual Report and be deemed to have filed on time under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Company may also be unable to timely file with the SEC its Quarterly Reports on Form 10-Q for the three-month periods ending March 31, 2005 and June 30, 2005 and other required SEC reports (together with the 2004 Annual Report, collectively, the “SEC Reports”). The Company’s failure to timely file the SEC Reports with the SEC would result in a failure to file copies of such reports with each trustee under the Indentures (collectively, the “Trustees”), which would be a Default under the Indentures with respect to each series of Securities and a breach of certain reporting requirements under the Trust Indenture Act of 1939. In addition, the Company may be unable to deliver to the applicable Trustee the written statement by its independent registered public accounting firm as to various matters as of April 10, 2005 as required under the 2000 Indenture (the “Auditor’s Certificate”), as the audit examination of the Company’s financial statements may not be completed by April 10, 2005. The requirements to file the SEC Reports with the Trustees and deliver the Auditor’s Certificate to the Trustee under the 2000 Indenture are hereafter referred to as the “Reporting Covenants.” In the absence of the Proposed Amendments, a breach of the Reporting Covenants as described above will cause Defaults under the Indentures. Such Defaults could result in acceleration of the indebtedness represented by the Securities if the Company were to receive certain notices and were unable to cure the Defaults within the applicable 60-day grace periods.

The Proposed Amendments with respect to each series of Securities will provide that (i) a failure to comply with the Reporting Covenants during the period beginning on April 1, 2005 and ending at 5:30 p.m., New York City time, on September 30, 2005, will not constitute a Default with respect to such series under the applicable Indentures and (ii) if as of 5:30 p.m., New York City time, on September 30, 2005 the Company has not filed all SEC Reports with the SEC in a form that causes it to be then current in all material respects in its filing obligations under the Exchange Act, or has not filed copies thereof and a related Auditor’s Certificate with the applicable Trustee, the relief described in clause (i) of this sentence will cease to have any effect and the failure to comply described in clause (i) will constitute a Default with respect to such series. The Company has yet to determine when it will return to a normal reporting schedule.

Risk Factors

The consent solicitation was launched pursuant to a Consent Solicitation Statement dated March 18, 2005 (the “Consent Solicitation Statement”). The Company has disclosed the following risk factors in the Consent Solicitation Statement:

Potential Restatement of Prior Period Financial Statements

We have recently identified items that may require adjustments to prior period financial statements, the most significant of which continues to concern acquisitions during the period from 1996 through 2001, for which we may have improperly consolidated the results of acquired companies. This review also encompasses several other matters that may also require adjustment to prior period financial statements, but we have not yet determined the amounts and periods affected. It is possible that additional adjustments to our financial statements may result, some of which may be material. Should a restatement be required it could affect periods after 2001. In the event of a restatement of prior period financial statements, our previously issued financial statements and related audit reports, including those financial statements and reports incorporated by reference herein, would no longer be accurate and reliable. Restatements of our prior period financial statements may cause us to become subject to regulatory action or civil litigation, which could require us to pay fines or other penalties and have an adverse effect on our business, results of operations, financial condition and liquidity. We could also become subject to further ratings downgrades and negative publicity and may lose or fail to attract and retain key clients, employees and management personnel as a result of these matters.

Lack of Public Disclosure Concerning the Company

We will be unable to file the 2004 Annual Report by March 31, 2005. We may also be unable to timely file our Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2005 and June 30, 2005. Until we file the SEC Reports, there will be limited public information available concerning our results of operations and financial condition. Our most recent available financial statements are as of September 30, 2004 and for the three-month and nine-month periods then ended, and they may not be indicative of our current financial condition or results of operations for any period ending after September 30, 2004. The absence of more recent financial information may have a number of adverse effects on us and the Securities, including a decrease in the market value of the Securities and an increase in the volatility of such market price.

Revolving Credit Facilities

We are party to two syndicated credit agreements: a three-year credit agreement, dated as of May 10, 2004 (the “Three-Year Credit Agreement”) and a 364-day credit agreement, dated as of May 10, 2004 (the “364-Day Credit Agreement” and, together with the Three-Year Credit Agreement, the “Credit Agreements”). Under the Three-Year Credit Agreement, we may borrow up to $450 million and $200 million is also available for the issuance of letters of credit. Amounts drawn under the Three-Year Credit Agreement are repayable on May 9, 2007. If an advance is made to cover a draw under a letter of credit paid by the lenders, then such advance is also repayable on May 9, 2007. Under the 364-Day Credit Agreement, we may borrow up to $250 million. Amounts drawn under the 364-Day Credit Agreement are repayable on May 9, 2005. At present, we have no outstanding principal amounts under either facility, and letters of credit totaling approximately $165 million are outstanding under the Three-Year Credit Agreement. Certain affiliates of the Solicitation Agents are lenders under the Credit Agreements.

Each Credit Agreement requires us to provide the lenders with audited financial statements for each year within 95 days following the end of the year and with financial statements for each quarter (except the fourth quarter) within 50 days following the end of the quarter. We will be unable to provide 2004 financial statements in time to comply with these provisions, and we may also be unable to provide quarterly financial statements in time to comply with these provisions. Any such failure to comply will prevent us from meeting the conditions precedent to drawing under the Credit

Agreements or to the issuance of additional letters of credit under the Three-Year Credit Agreement. It will also result in the lenders under each Credit Agreement having the right to terminate that Credit Agreement, to accelerate any outstanding principal and to require us to provide a cash deposit in an amount equal to the total outstanding amount of letters of credit issued under the Three-Year Credit Agreement.

We are seeking from the lenders under the Credit Agreements (a) a waiver of defaults arising from our failure to provide audited financial statements for 2004, (b) a waiver of any defaults that may arise from our failure to provide financial statements for the first quarter of 2005, (c) a waiver of any default that may arise from restatements of prior period financial statements, (d) to the extent these failures prevent us from meeting the conditions precedent to borrowing, a waiver of the conditions precedent to borrowing and (e) certain other, related waivers. We are also asking our lenders to amend or waive compliance with the financial covenants under the Credit Agreements for the twelve-month periods ending on December 31, 2004 and on March 31, 2005, because we believe that we will be unable to meet those financial covenants. The foregoing waivers and amendments require majority consent of the lenders under each Credit Agreement to become effective. Finally, we are seeking an extension of the 364-Day Credit Agreement, which requires unanimous agreement of the lenders under the 364-Day Credit Agreement.

There can be no assurance that we will be successful in obtaining these waivers and amendments under the Credit Agreements, or that they will be on the terms described above or on commercially reasonable terms. The waivers we are seeking will expire if we have not provided audited financial statements for 2004 or financial statements for the first quarter of 2005 by specified dates. We believe that we have sufficient cash on hand and sufficient operating cash flow to meet our currently anticipated liquidity needs, even if we do not obtain amendments or waivers under our Credit Agreements, or if we obtain them and they subsequently expire. However, the perception of us on the part of clients, rating agencies, investors, securities analysts and others could be adversely affected if we do not maintain the ability to draw under the Credit Agreements. In particular, our inability to obtain these waivers or amendments could result in credit ratings downgrades.

If we violate the Reporting Covenants under the Indentures because of a delay in preparing financial statements, we would in all likelihood also violate our reporting covenants under the Credit Agreements. This will give rise to remedies under our Credit Agreements that lenders can exercise prior to any remedies under the Indentures. Even if our lenders provide the waivers we are requesting under our Credit Agreements, those waivers will expire before the expiration of the relief we are requesting under the Indentures, and even while the Credit Agreement waivers remain in effect our lenders would retain the right under a cross-default clause to exercise their remedies if the holders of any Securities become entitled to accelerate the maturity of their series of Securities. In negotiating with the lenders under our Credit Agreements, we may agree to additional or different remedies, new or modified covenants, or expanded conditions to borrowing.

Failure to Satisfy Reporting Covenants by September 30, 2005

We have yet to determine when we will return to a normal reporting schedule. Our failure to comply with the Reporting Covenants by that time may result in a Default under the Indentures with respect to any series of Securities. If a Default under the Indentures occurs, we will be required to provide notice of the Default to the Trustee. At that time, the Trustee or the holders of at least 25% of the outstanding principal amount of the Securities of any series may provide us with a notice of default with respect to one or more series. If we fail to cure the Default within 60 days after receipt of that notice of default, then the Trustee or such Holders will have the right to accelerate the maturity of the relevant series of Securities. This would trigger the cross-acceleration provisions under the other

Indentures and our other debt arrangements (including the Credit Agreements) and could cause an acceleration of the maturity of our Securities and other debt arrangements. If such an acceleration were to occur, we may be unable to meet our payment obligations. We cannot assure you that we would be able to refinance the Securities, whether through the capital markets or otherwise, on commercially reasonable terms, or at all.

Special Note Regarding Forward-Looking
Statements And Other Factors

This document contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under the heading “Risk Factors” in the Company’s 2003 Form 10-K, September 2004 Form 10-Q and other SEC filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

  the Company’s ability to attract new clients and retain existing clients;
  the Company’s ability to retain and attract key employees;
  risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates;
  risks arising from material weaknesses in the Company’s internal control over financial reporting;
  potential adverse effects to the Company’s financial condition, results of operations or prospects as a result of any required adjustments to prior period financial statements;
  risks associated with the Company’s ability to obtain certain waivers and amendments under the syndicated credit agreements;
  the Company’s ability to satisfy the Reporting Covenants by September 30, 2005;
  risks associated with the Company’s ability to obtain the requisite consents to amend the Indentures;
  potential adverse effects if the Company is required to recognize additional impairment charges or other adverse accounting-related developments;
  risks associated with the Company’s ability to achieve lower costs and expenses as a result of its restructuring programs;
  potential adverse developments in connection with the ongoing SEC investigation of the Company;
  potential downgrades in the credit ratings of the Company’s securities;
  developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and

  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under the heading “Risk Factors” in the Company’s 2003 Form 10-K and other SEC filings.

Item 9.01

(c) Exhibits

Exhibit 99.1 Press Release (filed pursuant to Item 8.01)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: March 18, 2005	By:	/s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary